THIRD AMENDMENT AND MODIFICATION TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT AND MODIFICATION TO CREDIT AGREEMENT (the "Amendment") is made as of the 4th day of June, 1997, by and among SYSTEMS & COMPUTER TECHNOLOGY CORPORATION ("Company"), SCT SOFTWARE & RESOURCES MANAGEMENT CORPORATION ("Borrowing Subsidiary") (collectively, "Borrowers" and individually a "Borrower") and MELLON BANK, N.A. ("Bank").

                                    BACKGROUND

         A. By a Credit Agreement dated June 20, 1994, as amended by Amendment and Modification to Credit Agreement dated April 8, 1997, and by a Second Amendment and Modification to Credit Agreement dated April 8, 1997 by and among Bank and Borrowers (collectively, the "Credit Agreement"), each Bank agreed, inter alia, to (i) extend to Borrowers a revolving credit facility in the principal amount of up to Thirty Million Dollars ($30,000,000.00) (the "Revolving Credit"), as further evidenced by that certain Amended and Restated Promissory Note dated April 8, 1997 payable to Bank in the original principal amount of Thirty Million Dollars ($30,000,000.00) (the "A&R Note"); and (ii) make available a temporary increase in the Revolving Credit of Five Million Dollars ($5,000,000.00) to a total of Thirty-Five Million Dollars ($35,000,000.00), as further evidenced by that certain Note dated April 8, 1997 payable to Bank in the original principal amount of Five Million Dollars ($5,000,000.00) (the "Increase Note").

         B. Borrowers have requested that Bank terminate the temporary increase, which Bank is willing to do on the terms set forth herein.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1. CAPITALIZED TERMS. Capitalized terms not otherwise defined herein will have the meanings set forth therefor in the Credit Agreement.

         2.     TEMPORARY INCREASE.

                (a) Section 2.01(a)(1) of the Credit Agreement is hereby deleted and not replaced.

                (b) The Increase Note shall be marked "canceled" or "void".

                (c) Commencing on the date hereof, the commitment fee required under Section 2.01(d) of the Credit Agreement shall be calculated as if the Temporary Increase had expired, i.e., the commitment fee shall be calculated on 5/16 of 1% per annum of the unused portion of the $30,000,000.00 then available under the Revolving Commitment, subject to an increase to 3/8 of 1% per annum upon the occurrence of an Event of Default.

         3. FURTHER ASSURANCES. Each Borrower covenants and agrees to execute and deliver to Bank or to cause to be executed and delivered at the sole cost and expense of Borrowers, from time to time, any and all other documents, agreements, statements, certificates and information as Bank shall reasonably request to evidence or effect the terms hereof, the Credit Agreement, as amended, or any of the other Loan Documents.

         4. FURTHER AGREEMENTS AND REPRESENTATIONS. Each Borrower does hereby:

                (a) ratify, confirm and acknowledge that the Credit Agreement, as amended, and the other Loan Documents continue to be and are valid, binding and in full force and effect;

                (b) acknowledge and agree that such Borrower has no defense, set-off, counterclaim or challenge against the payment of any sums owing under Loan Documents, the enforcement of any of the terms of the Credit Agreement, as amended, or the other Loan Documents; and

                (c) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof is intended to constitute a novation of the Credit Agreement or any of the other Loan Documents, and does not constitute a release, termination or waiver of any of the guarantees, rights or remedies granted to the Bank therein, which guarantees, rights and remedies are hereby ratified, confirmed, extended and continued as security for the obligations of Borrowers to Bank under the Credit Agreement and the other Loan Documents, including, without limitation, this Amendment.

         5. COSTS AND EXPENSES. Borrowers shall pay to Bank all costs and expenses incurred by Bank in connection with the review, preparation and negotiation of this Amendment and all documents in connection therewith, including, without limitation, all of Bank's attorneys' fees and costs.

         6. INCONSISTENCIES. To the extent of any inconsistency between the terms, conditions and provisions of this Amendment and the terms, conditions and provisions of the Credit Agreement or the other Loan Documents, the terms, conditions and provisions of this Amendment shall prevail. All terms, conditions and provisions of the Credit Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers.

         7. CONSTRUCTION. All references to the Credit Agreement therein or in any other Loan Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

         8. NO WAIVER. Nothing contained herein and no actions taken pursuant to the terms hereof are intended to nor shall they constitute a waiver by the Bank of any rights or remedies available to Bank at law or in equity or as provided in the Credit Agreement or the other Loan Documents. Nothing contained herein constitutes an agreement or obligation by Bank to grant any further increases in the Revolving Commitment.

         9. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        10. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

        11. HEADINGS. The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                  SYSTEMS & COMPUTER TECHNOLOGY CORPORATION

                                  By:  /s/ Eric Haskell
                                  Eric Haskell, Senior Vice President
    [CORPORATE SEAL]


                                  SCT SOFTWARE & RESOURCE MANAGEMENT
    CORPORATION

                                  By:  /s/ Eric Haskell
                                  Eric Haskell, Senior Vice President
    [CORPORATE SEAL]


                                  MELLON BANK, N.A.
                                  By: /s/ Jacob E. Reiter
                                  Jacob E. Reiter, First Vice President






                            ACKNOWLEDGMENT AND CONSENT











         The undersigned Guarantors hereby acknowledge and consent to the foregoing Amendment and agree that the foregoing Amendment shall not constitute a release or waiver of any of the obligations of the undersigned to the Bank under the terms of their respective Subsidiary Guaranty Agreements dated June 20, 1994, all of which are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed this Acknowledgment and Consent, effective as of the date of the foregoing Agreement.


                             SCT UTILITY SYSTEMS, INC.

                             By: /s/ Eric Haskell
                             Name/Title: Sr. VP


                             SCT GOVERNMENT SYSTEMS, INC.
                             (formerly known as "SCT Public Sector, Inc.")

                             By: /s/ Eric Haskell
                             Name/Title: Sr. VP


                             SCT FINANCIAL CORPORATION

                             By: /s/ Eric Haskell
                             Name/Title: Sr. VP


                             SCT INTERNATIONAL LIMITED

                             By: /s/ Eric Haskell
                             Name/Title: Sr. VP


                             SCT PROPERTY, INC.

                             By: /s/ Eric Haskell
                             Name/Title: Sr. VP